UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2026
KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class P Common Stock	KMI	New York Stock Exchange
2.250% Senior Notes due 2027	KMI 27 A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On April 22, 2026, Kinder Morgan, Inc. “KMI” issued a press release announcing its preliminary financial results for the quarter ended March 31, 2026 and that it will hold a webcast conference call on April 22, 2026 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2026, KMI announced that James E. Holland, who has served as Chief Operating Officer of KMI since July 2020, plans to retire effective September 4, 2026 (the “Effective Date”), and Kenneth W. Grubb, KMI’s Vice President and Chief Project Officer, has been appointed by the Board of Directors of KMI to succeed Mr. Holland as Chief Operating Officer, effective as of the Effective Date.

Mr. Grubb, age 58, has been with KMI or predecessor companies for more than 35 years and has held various positions in KMI’s Natural Gas Pipelines business segment. Previously, Mr. Grubb served as Chief Operating Officer of the Natural Gas Pipelines business segment from 2017 to 2025, and Vice President of Operations for the Western Region of the Natural Gas Pipelines business segment from 2012 to 2017. Over the course of his career in the energy sector, Mr. Grubb has also held various other roles in operations, engineering, system design, project management and construction.

Mr. Grubb does not have a direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K involving KMI or any of its subsidiaries.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued April 22, 2026.

104	Cover page interactive data file pursuant to Rule 406 of Regulation S-T formatted as Inline XBRL.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinder Morgan, Inc.
Registrant

Dated: April 22, 2026	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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